The Company and its Operations	12 Months Ended
Nov. 30, 2013
The Company and its Operations
The Company and its Operations

1.                                      The Company and its Operations

Operations.  We are a leading provider of data storage technology with principal operations in the United Kingdom (“U.K.”), the United States of America (“U.S.”), Mexico and Malaysia. We report our business in two product groups: Enterprise Data Storage Solutions and HDD Capital equipment. Our Enterprise Data Storage Solutions products are primarily hard disk drive based data storage subsystems and solutions which we supply to Original Equipment Manufacturers or OEMs. Our HDD Capital Equipment products include capital process, inspection and test equipment which we supply to the hard disk drive industry.

Parent company.  Xyratex Ltd, a company incorporated in Bermuda, is our parent company. In these notes Xyratex Ltd together with its subsidiaries is referred to as the “Company”.